UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013 (May 23, 2013)

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-35312	68-0533453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 23, 2013. The following matters were voted upon by the stockholders:

1.              A proposal to elect two Class III directors to our board of directors, each for a three-year term; the following directors were elected based on the votes listed below:

Nominee	For	Withheld	Broker Non-Vote
John L. Erb	4,492,694	5,720	2,607,505
Gregory D. Waller	4,453,345	45,069	2,607,505

2.              A proposal to approve the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan; the proposal was approved based on the votes listed below:

For	Against	Abstain	Broker Non-Vote
3,645,312	834,101	19,001	2,607,505

3.              A proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Sunshine Heart, Inc. for the fiscal year ending December 31, 2013; the proposal was approved based on the votes listed below:

For	Against	Abstain	Broker Non-Vote
7,090,456	7,980	7,483	0

Item 8.01        Other Events.

On May 23, 2013, our stockholders approved the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan (the “2013 Plan”).  The 2013 Plan was adopted by our board of directors on March 13, 2013, subject to stockholder approval. The full text of the 2013 Plan is set forth in Appendix A to the definitive proxy statement for our 2013 annual meeting of stockholders (the “Proxy Statement”) and a description of the 2013 Plan contained in the portion of the Proxy Statement entitled “Proposal 2—Approval of the 2013 Non-Employee Directors’ Equity Incentive Plan” is incorporated herein by reference.

The 2013 Plan and the form of stock option agreement for use thereunder are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.  The foregoing disclosure is qualified by reference to those exhibits.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.1

Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan (incorporated by reference to Appendix A of our Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2013)

10.2	Form of Stock Option Agreement under the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013	SUNSHINE HEART, INC.

	By:	/S/ JEFFREY S. MATHIESEN
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1

Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan (incorporated by reference to Appendix A of our Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2013)

10.2	Form of Stock Option Agreement under the Sunshine Heart, Inc. 2013 Non-Employee Directors’ Equity Incentive Plan